SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240,14a-12

                         AMARILLO MESQUITE GRILL, INC.
------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
                                     N/A
------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/   No Fee Required

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1)  Title of each class of securities to which transaction applies:

           ______________________________________________________________
      (2)  Aggregate number of securities to which transaction applies:

           ______________________________________________________________
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           ______________________________________________________________
      (4)  Proposed maximum aggregate value of transaction:

           ______________________________________________________________
      (5)  Total fee paid:

           ______________________________________________________________

/ /   Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the following for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

           ______________________________________________________________
      (2)  Form, Schedule or Registration Statement No.:

           ______________________________________________________________
      (3)  Filing Party:

           ______________________________________________________________
      (4)  Date Filed:

           ______________________________________________________________

                         AMARILLO MESQUITE GRILL, INC.
                        302 North Rock Road, Suite 200
                                 P.O. Box 2817
                            Wichita, Kansas  67201


                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 26, 2000


    The Annual Meeting of the Stockholders of AMARILLO MESQUITE GRILL, INC. (the "Company") will be held at Amarillo Mesquite Grill Restaurant, Banquet Room, 3151 N. Rock Road, Wichita, Kansas, on the 26th day of May 2000, at 10:00 o'clock A.M. (CDT) for the purpose of considering and acting upon the following matters:

    1. To elect four directors to hold office for the ensuing year and until their successors are elected and qualified.

    2. To transact such other business as may properly come before the meeting or any adjournment.

The Company's annual report for the year ended January 30, 2000 will have been mailed to all stockholders of record at the close of business on April 26, 2000.

The stock transfer books of the Company will not be closed, but only stockholders of record at the close of business on April 26, 2000 will be entitled to notice of and to vote at the meeting.

                                       By Order of the Board of Directors
                                       Linn F. Hohl, Secretary

Wichita, Kansas
April 28, 1999

You are cordially invited to come early so that you may meet informally with management and Board nominees. The meeting room will be open from 9:30 o'clock A.M. until the meeting time at 10:00 o'clock A.M.


                                  IMPORTANT

IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT THE PROXY BE RETURNED REGARDLESS OF THE NUMBER OF SHARES OWNED.

                        AMARILLO MESQUITE GRILL, INC.
                       302 North Rock Road, Suite 200
                                P.O. Box 2817
                           Wichita, Kansas  67201

                                 __________

             The approximate mailing date of this Proxy Statement
                              is April 28, 2000
                                 __________

                               PROXY STATEMENT
                    FOR ANNUAL MEETING OF STOCKHOLDERS
                                MAY 26, 2000

    The accompanying proxy is furnished by Amarillo Mesquite Grill, Inc. (the "Company") in connection with the solicitation by the Board of Directors and may be revoked by the stockholder at any time before it is voted by giving a written notice to the Secretary of the Company, by executing and delivering a proxy with a later date, or by personal withdrawal of the proxy prior to or at the meeting. The expense of this solicitation is to be borne by the Company and the Company will reimburse persons holding stock in their name or in the names of their nominees, for their expenses in sending proxies and proxy materials to their principals.

The Company has issued and outstanding 8,241,095 shares of common stock, par value $0.01 per share, as of April 26, 2000, the date the stockholders of record entitled to vote at the meeting was determined (the "Record Date").
Each share of common stock entitles the holder thereof to one vote. Nevertheless, each stockholder has cumulative rights in electing directors, which means that he has the right to accumulate his votes and give one candidate the number of votes to which his shares are entitled multiplied by the number of directors to be elected, or to distribute his votes on the same principle among as many candidates as he chooses. Cumulative voting rights may be exercised in the same manner as other voting rights, i.e., by proxy or in person. To exercise the right, the stockholder should clearly indicate on the proxy card or upon a sheet of paper how his votes should be distributed.


                       PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth certain information with regard to the beneficial ownership of Common Stock as of April 1, 2000 by (i) each stockholder who is known by the Company to beneficially own in excess of 5% of the outstanding shares of common stock, (ii) each director, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all directors and executive officers as a group. Except as otherwise indicated, each stockholder listed below has sole voting and investment power with respect to shares beneficially owned by such person.


                                     Amount and
                                      Nature of
                                     Beneficial          Percent of
Name and Address (1)                 Ownership              Class

Chris F. Hotze                         389,317 (2)           4.7%

Linn F. Hohl                           197,427               2.4%

Alan L. Bundy                        1,021,910 (3)          11.9%

C. Howard Wilkins, Jr.               2,185,579 (4)          25.6%

All officers and directors
as a group (four persons)            3,794,233 (5)          43.0%

Starwood Investments, L.P.
1313 North Webb Road
Wichita, KS  67206                   1,994,021 (6)          23.3%

Thomas R. Devlin
P.O. Box 782170
Wichita, KS  67278                     533,525               6.4%
___________________________


(1) The business address of all officers and directors is 302 North Rock Road, Suite 200, Wichita, Kansas 67206.

(2)  Includes 34,000 shares owned by Mr. Hotze's minor children.

(3) Includes 20,200 shares owned by Mr. Bundy's minor children and 281,950 shares subject to stock options which are fully vested and exercisable.

(4) Includes 250,000 shares subject to stock options which are fully vested and exercisable.

(5) Includes 531,950 shares subject to stock options which are fully vested and exercisable.

(6) Includes 250,000 shares subject to stock options which are fully vested and exercisable and owned by the general partner of Starwood
     Investments, L.P.

                           ELECTION OF DIRECTORS

All directors of the Company are elected for a term of one year and hold office until the annual meeting of the stockholders. The officers of the Company are elected at the Board of Directors' first meeting following the annual meeting of the stockholders. Such officers hold office until their successors are chosen and qualified or until their death, resignation or removal.

All executive officers of the Company currently serve on the Board of Directors. The terms of office for all Board members expire at the 2000 Annual Meeting of Stockholders. The following individuals have been nominated for re-election to the Board to serve until the Annual Meeting of Stockholders in 2001.


Name                      Age   Position(s)                   Year Became
                                                                Director
Chris F. Hotze             53   Chairman of the Board,
                                President and Director            1982

Alan L. Bundy              43   Executive Vice President
                                and Director                      1996

Linn F. Hohl               60   Vice President of Finance,
                                Secretary, Treasurer and
                                Director                          1982

C. Howard Wilkins, Jr.     62   Director                          1994


    CHRIS F. HOTZE has been President and Director of the Company since the Company's inception in 1982. Mr. Hotze became Chairman of the Board in 1989. He began his career in the restaurant business in 1965 as an employee of Pizza Hut, Inc., where he held various management positions including Corporate Director of Training. In 1972, he joined Pizza Corporation of America as Regional Vice President. In 1975, he joined Maverick Development Corporation ("MDC") which managed sixteen Pizza Hut restaurants in Massachusetts and South Carolina and served as its President until October of 1983. Mr. Hotze is also a Director of Texas Pizza Corporation, a privately held company which owns and operates Pizza Hut restaurants. Mr. Hotze received a Bachelor's Degree in Business Administration from Wichita State University in 1970.

    ALAN L. BUNDY has been Executive Vice President and a director of the Company since the acquisition by the Company of the Amarillo Mesquite Grill restaurant chain in June 1996. Mr. Bundy founded Amarillo Mesquite Grill restaurant in 1982 and established four restaurants by the time these restaurants were sold to the Company. Mr. Bundy is in charge of overseeing the management and further development of the Amarillo Mesquite Grill restaurant chain.

    LINN F. HOHL has been Vice President of Finance, Treasurer and Assistant Secretary of the Company since the Company's inception in 1982, a Director since 1986 and Secretary of the Company since 1992. Mr. Hohl was employed as a Certified Public Accountant by KPMG Peat Marwick LLP, from 1962 to 1972. In 1972, he joined Pizza Corporation of America as Assistant Controller. From 1975 to 1981, Mr. Hohl served as a personal accountant for Mr. C. Howard Wilkins, Jr. and was an officer and director in several different corporations in which Mr. Wilkins was involved. From 1981 to 1983, he also served as Treasurer of MDC. Mr. Hohl received his Bachelor's Degree in Business Administration from Wichita State University in 1962.

    C. HOWARD WILKINS, JR. has most recently served on the Board of Directors since May 1994. Mr. Wilkins founded the Company in 1982 and served as Chairman of the Board until 1989 when he resigned in order to become Ambassador to the Netherlands. Mr. Wilkins served as Ambassador to the Netherlands until 1992. Mr. Wilkins was the founder, President and Chairman of the Board of Pizza Corporation of America, a publicly held company traded on the American Stock Exchange and the largest Pizza Hut franchisee with 270 restaurants, until 1975 when Pizza Corporation of America merged with Pizza Hut, Inc. Mr. Wilkins' private investments include Pizza Hut restaurants located in Texas and New Mexico and several other specialty restaurants. Mr. Wilkins received his Bachelor's Degree from Yale University in 1960.

    No family relationships exist between or among the directors or officers of the Company.

    THE BOARD HAS UNANIMOUSLY APPROVED THE ABOVE-NAMED NOMINEES FOR DIRECTOR AND RECOMMENDS A VOTE "FOR" THEIR ELECTION.

                          EXECUTIVE COMPENSATION

    The following table sets forth the cash compensation paid or accrued during the fiscal years ended January 30, 2000, January 31, 1999 and January 25, 1998 to the Company's Chief Executive Officer and the highest paid executive officers of the Company whose annual cash compensation exceeds $100,000.

                        Summary Compensation Table

                           Annual Compensation

Name and Principal Position        Fiscal Year     Salary         Bonus

Chris F. Hotze                       2000        $  9,000(1)     $    --
   President and Chairman of         1999           9,000(1)          --
   the Board                         1998           9,000(1)          --


Alan Bundy                           2000        $136,855        $20,000
   Executive Vice President          1999         135,367         10,000
                                     1998         129,425         10,000


Linn F. Hohl                         2000        $ 93,917        $10,000
   Vice President of Finance         1999          92,574         10,000
                                     1998          90,462         10,000
__________________________



(1) Paid by a corporation owned by C. Howard Wilkins, Jr., a director and the majority stockholder of the Company. Mr. Hotze did not devote his full time to the Company during the time periods indicated and this amount represents the value of his services rendered to the Company.

Option Grants in Fiscal Year 2000

    The following table sets forth, for the executive officers named in the Summary Compensation Table, information concerning grants of stock options during the fiscal year ended January 30, 2000.


                      Option Grants in Last Fiscal Year

                         Number of     Percent of Total
                        Securities     Options Granted
                        Underlying     to Employees in   Exercise   Expiraton
    Name              Options Granted    Fiscal Year       Price       Date
Chris F. Hotze
  President and
  Chairman of the
  Board                   25,000            9.2%          $1.50    July 1, 2009

Alan L. Bundy
  Executive Vice
  President               25,000            9.2%          $1.50    July 1, 2009

Linn F. Hohl
  Vice President of
  Finance                 25,000            9.2%          $1.50    July 1, 2009



Aggregated Option Exercises in Fiscal Year 2000

    The following table sets forth, for the executive officers named in the Summary Compensation Table, information concerning each exercise of stock options during the fiscal year ended January 30, 2000 and the value of unexercised stock options at January 30, 2000.

               Aggregated Option Exercises in Last Fiscal Year
                      and Fiscal Year-End Option Values

                                        Number of Securities
                                            Underlying         Value of Unexercised
                   Shares               Unexercised Options   In-the-Money Options at
                  Acquired              at January 30, 2000      January 30, 2000
                     on      Value        Exercisable(E)/          Exercisable/
Name              Exercise  Realized(1)   Unexercisable(U)       Unexercisable(2)

Chris F. Hotze
  President and
  Chairman of the
  Board            25,000    $61,500         0E/25,000 U             $0 E/$0 U

Alan L. Bundy
  Executive Vice
  President            --         --       281,950E/25,000 U         $0 E/$0 U

Linn F. Hohl
   Vice President
   of Finance      25,000    $61,500         0E/25,000 U             $0 E/$0 U

_______________

(1) Value realized is the difference between the market price of the underlying common stock on the exercise date and the exercise price.

(2) Values have been computed based on the average of the bid and ask price of the Company's common stock on January 28, 2000 of $.78 per share.


                               DIRECTORS' FEES

Each member of the Board of Directors, other than those who are employees of the Company, is entitled to receive $500 for each meeting he attends, plus reimbursement for expenses incurred in connection with his attendance at such meeting.

                         ATTENDANCE AT BOARD MEETINGS

During the fiscal year ended January 30, 2000, the Board of Directors held one meeting and acted by unanimous written consent one time. All directors attended this board meeting.

                                  COMMITTEES

The Company has no Executive, Audit, Compensation or Nominating Committees.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On May 12, 1998, Chris F. Hotze, President of the Company, loaned to the Company $250,000 pursuant to an unsecured promissory note. The proceeds from this note were used to pay costs for the construction of new restaurants. The terms of this note required the Company to make payment in full of the principal plus interest at the rate of 10% per annum upon demand or on January 1, 1999. This payment date was extended to January 1, 2000. On January 3, 2000, the Company issued a replacement promissory note for the principal amount of $224,000 under the same terms as the previous note to be paid in full by January 3, 2001 or upon demand.

The Company believes that the terms of the transactions described above are no less favorable to the Company than the Company could have obtained from non-affiliated parties. In the future, all transactions between the Company and its affiliated entities, executive officers, directors or stockholders will be on terms which will continue to be no less favorable to the Company than the Company could obtain from non-affiliated parties.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required, the Company believes that during the fiscal year ended January 31, 1999, all officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements except Mr. Bundy who filed one report late which reported one transaction due to the failure of legal counsel to timely prepare such report and Mr. Wilkins who filed one report late which reported one transaction due to the absence from his office.

                    RELATIONSHIP WITH INDEPENDENT AUDITORS

On November 12, 1998, the Company notified KPMG LLP (KPMG) that it was dismissing such firm as its independent accountant effective immediately. This dismissal was approved by the Company's Board of Directors. During the fiscal year ended January 25, 1998 and through the date of dismissal, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure which disagreement, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of such disagreement in connection with its report. The accountant's report for the fiscal year ended January 25, 1998 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

On November 20, 1998, the Company received notice that Allen, Gibbs
& Houlik, L.C. had accepted the Company's offer to serve as its independent accountant effective for the audit for the year ended
January 31, 1999. During the fiscal year ended January 25, 1998 and through the date of the engagement of such accounting firm, the Company did not consult Allen, Gibbs & Houlik, L.C. regarding (i) either: the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements that the Company considered in reaching a decision as to the accounting, auditing or financial reporting issue; or
(ii) any matter that was either the subject of a disagreement or a reportable event as required by the Securities Exchange Act of 1934.

The Board of Directors has selected Allen, Gibbs & Houlik, L.C. as the Company's independent auditors for the ensuing fiscal year. Allen, Gibbs & Houlik, L.C. has served as the Company's independent auditors since November 20, 1998. A representative of Allen, Gibbs & Houlik, L.C. is expected to be present at the Annual Meeting to answer appropriate questions, but does not intend to make a statement.

                               VOTE REQUIRED

The four nominees for election as directors at the Annual Meeting of Stockholders who receive the greatest number of votes cast for the election of directors at that meeting by the holders of the Company's common stock, a quorum being present, shall become directors at the conclusion of the tabulation of votes.

Under Kansas Law and the Company's Articles of Incorporation and By-laws, the aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the meeting, whether those stockholders vote "for", "against" or abstain from voting, will be counted for purposes of determining the minimum number of affirmative votes required for approval of other proposals presented at the meeting, and the total number of votes cast "for" a matter will be counted for purposes of determining whether sufficient affirmative votes have been cast. An abstention from voting on a matter by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote "against" the matter even though the stockholder or interested parties analyzing the results of the voting may interpret such a vote differently.

                        MANNER IN WHICH THE PROXIES
                               WILL BE VOTED

The Company proposes to vote management proxies and all unmarked proxies for the election of each of the four nominees to the Board, each to hold office until the next annual meeting and until his successor is elected and has qualified. In the event that any nominee is not available to serve as a director at the time of election, which the Company has no reason to anticipate, proxies may be voted for such substitute nominee as the Company may propose.

The Board knows of no other matter to be presented at the meeting. However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matters. Stockholders who do not expect to attend in person are urged to execute and return the enclosed form of proxy. Moreover, it is important that the proxies be returned promptly.

                          PROPOSALS OF STOCKHOLDERS

Proposals of stockholders to be presented at the Company's 2000 annual meeting must be received by the Company's executive office no later than December 15, 2000 for inclusion in the Proxy Statement.

                                         By Order of the Board of Directors
                                         Linn F. Hohl, Secretary

Wichita, Kansas
April 26, 2000

AMARILLO MESQUITE GRILL, INC.
302 North Rock Road, Suite 200                PROXY
P.O. Box 2817                                 This Proxy is Solicited on
Wichita, Kansas 67201                         Behalf of the Board of Directors

The undersigned hereby appoints Chris F. Hotze and Linn F. Hohl as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of Amarillo Mesquite Grill, Inc., as held of record by the undersigned on April 26, 2000, at the annual meeting of stockholders to be held on May 26, 2000, or any adjournment thereof.


1.  ELECTION OF DIRECTORS  [ ] FOR all nominees listed below      [ ] WITHHOLD AUTHORITY to vote
                               (except as marked to the contrary      for all nominees listed below
                                below)


Chris F. Hotze, Linn F. Hohl, C. Howard Wilkins, Jr., Alan L. Bundy (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)
______________________________________________________________________________

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                          (Continued on other side)

The proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal 1.

                                           Please sign exactly as name
                                           appears below.  When shares are
                                           held by joint tenants, both
                                           should sign.  When signing as
                                           attorney, executor, administrator,
                                           trustee or guardian, please give
                                           full title as such.

                                           If a corporation, please sign
                                           in full corporate name by
                                           President or other authorized
                                           officer.  If a partnership,
                                           please sign in partnership name
                                           by authorized person.

                                           Dated: ________________, 2000

                                           Signature _________________________

                                           ___________________________________
                                               Signature, if held jointly

            Please mark, sign, date and return this proxy promptly
                      by using the enclosed envelope.